UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2014 (December 19, 2014)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06                                        Material Impairments

On December 19, 2014, HCP, Inc. (the “Company”) concluded that its 9.4% equity ownership interest in HCR ManorCare, Inc. (“HCRMC”), an unconsolidated joint venture, is impaired and the Company will record a non-cash impairment charge estimated at $36 million, or $0.08 per diluted share, in the fourth quarter 2014. The impairment charge reduces the carrying amount of the Company’s investment in HCRMC to an estimated $39 million. The impairment determination resulted from the Company’s review of HCRMC’s preliminary base financial forecast for 2015, which the Company received in December 2014, together with HCRMC’s year-to-date operating results through November 2014. The operating results and preliminary base financial forecast primarily reflect a continued shift in patient payor sources from Medicare to Medicare Advantage, which negatively impact reimbursement rates and length of stay for HCRMC’s skilled nursing segment. HCRMC has indicated that its 2015 preliminary base financial forecast does not include the effect of any dispositions, acquisitions or other initiatives HCRMC may undertake to improve financial performance in 2015.

The Company believes that HCRMC’s trailing Twelve-month Fixed Charge Coverage (“TFCC”) ratio may continue to deteriorate over the next several quarters. HCRMC’s 2015 preliminary base financial forecast implies that the TFCC ratio is projected to decline to 1.07x at the end of 2015, compared to the forecasted TFCC ratio of 1.09x at the end of 2014, before the impact of $24 million of certain general and professional liability charges that HCRMC incurred in the second quarter of 2014.  As noted above, the TFCC ratio is calculated using HCRMC’s 2015 preliminary base financial forecast that does not include the effects of any dispositions, acquisitions or other initiatives HCRMC may undertake to improve financial performance in 2015. Notwithstanding these developments, HCRMC’s 2015 preliminary base financial forecast also indicates that HCRMC will continue to meet its contractual obligations under the master lease with certain subsidiaries of the Company (the “Master Lease”).

Item 7.01                                           Regulation FD Disclosure

Updated Guidance for Full Year 2014

In connection with the fourth quarter non-cash impairment charge described above, the Company is updating its full year 2014 guidance for Funds From Operations (“FFO”) per share to range between $2.95 and $3.01 and earnings per share to range between $1.96 and $2.02. The Company continues to expect full year 2014 FFO as adjusted per share to range between $2.98 and $3.04 and Funds Available for Distribution (“FAD”) per share to range between $2.52 and $2.58, which are presented before the impact of impairments.

FFO, FFO as adjusted and FAD are supplemental non-GAAP financial measures that the Company believes are useful in evaluating the operating performance of real estate investment trusts. A reconciliation of these non-GAAP financial measures to GAAP earnings per share is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished to the SEC, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Forward-Looking Statements

The statements contained in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, among other things, the Company’s expectations with respect to (i) net income, FFO, FFO as adjusted and FAD applicable to common shares on a diluted basis for the full year of 2014; and (ii) the Company’s expectations with respect to HCRMC’s operating and financial performance and ability to meet its contractual obligations under the Master Lease. These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company and its management’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include but are not limited to: risks relating to the Company’s ability to fully evaluate HCRMC’s ability to meet its contractual obligations under the Master Lease; any financial, legal, regulatory and reputational difficulties that HCRMC may experience; the ability of HCRMC to accurately project its 2015 preliminary base financial forecast and budget; changes in global, national and local economic conditions, including a prolonged period of weak economic growth; volatility or uncertainty in the capital markets, including changes in the availability and cost of capital (impacted by changes in interest rates and the value of the Company’s common stock), which may adversely impact the Company’s ability to consummate transactions or reduce the earnings from potential transactions; the Company’s ability to manage its indebtedness level and changes in the terms of such indebtedness; the effect on healthcare providers of the recently enacted and pending Congressional legislation addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; the ability of operators, tenants and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to the Company and the Company’s ability to recover investments made, if applicable, in their operations; the financial weakness of some operators and tenants, including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such operators’ and/or tenants’ leases; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations of operators, tenants and borrowers; the potential impact of future litigation matters and the possibility of larger than expected litigation costs, adverse results and related developments; competition for tenants and borrowers, including with respect to new leases and mortgages and the renewal or rollover of existing leases; the Company’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or the Company exercises its right to replace an existing operator or tenant upon default; availability of suitable properties to acquire at favorable prices and the competition for the acquisition and financing of those properties; the financial, legal, regulatory and reputational difficulties of significant operators of the Company’s properties; the risk that the Company may not be able to achieve the benefits of investments within expected time-frames or at all, or within expected cost projections; the ability to obtain financing necessary to consummate acquisitions on favorable terms; risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition and continued cooperation; changes in the credit ratings on U.S. government debt securities or default or delay in payment by the U.S. of its obligations; and other risks and uncertainties described from time to time in the Company’s Securities and Exchange Commission filings, including its 2013 Annual Report on Form 10-K and quarterly reports on Form 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. These statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibit is being furnished herewith:

No.	Description

99.1	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: December 22, 2014	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2014